AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 15, 2003
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  |X|

     Check the appropriate box:

     [_]  Preliminary Proxy Statement

     [_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [_]  Definitive Proxy Statement

     [_]  Definitive Additional Materials

     |X|  Soliciting Material Pursuant to Rule 14a-12

                              HERCULES INCORPORATED
                (Name of Registrant as Specified in Its Charter)

               HERCULES SHAREHOLDERS' COMMITTEE FOR NEW MANAGEMENT
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:


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             THE HERCULES SHAREHOLDERS' COMMITTEE FOR NEW MANAGEMENT
                       17 STATE STREET, NEW YORK, NY 10004

                                                                    May 15, 2003

Fellow Hercules Shareholders:

         Dr. Joyce and the Hercules Board have refused as of this date to set a record date for, and schedule, the Annual Meeting. In view of this fact, while the Committee's Proxy Statement has been completed, the Committee is not currently in a position to solicit your proxy. We are nevertheless enclosing a copy which we thought you might wish to see at an early time.

         Should you have any questions, please call Georgeson Shareholder Communications, Inc., our proxy solicitation agent, toll-free at 1-866-288-2190.


                                   Sincerely,

             THE HERCULES SHAREHOLDERS' COMMITTEE FOR NEW MANAGEMENT
                                                      ---

                  /s/ Samuel J. Heyman      /s/ Harry Fields
                  ----------------------    --------------------
                  Samuel J. Heyman          Harry Fields

                  /s/ Anthony T. Kronman    /s/ Sunil Kumar
                  ----------------------    --------------------
                  Anthony T. Kronman        Sunil Kumar

                  /s/ Gloria Schaffer       /s/ Vincent Tese
                  ----------------------    --------------------
                  Gloria Schaffer           Vincent Tese

                  /s/ Raymond S. Troubh     /s/ Gerald Tsai, Jr.
                  ----------------------    --------------------
                  Raymond S. Troubh         Gerald Tsai, Jr.

enclosure

International Specialty Products Inc., Samuel J. Heyman, Raymond S. Troubh, Sunil Kumar, Gloria Schaffer, Harry Fields, Anthony T. Kronman, Vincent Tese and Gerald Tsai, Jr. and certain other persons may be deemed participants in the solicitation of proxies from the shareholders of Hercules Incorporated ("Hercules") in connection with Hercules' 2003 Annual Meeting of Shareholders Information concerning such participants is available in the Hercules Shareholders' Committee for New Management's (the "Committee") revised preliminary proxy statement on Schedule 14A (the "Preliminary Proxy Statement") filed by the Committee with the Securities and Exchange Commission (the "SEC") on May 15, 2003.

SHAREHOLDERS OF HERCULES ARE ADVISED TO READ THE COMMITTEE'S DEFINITIVE PROXY STATEMENT (THE "DEFINITIVE PROXY STATEMENT") IN CONNECTION WITH THE COMMITTEE'S SOLICITATION OF PROXIES FROM HERCULES SHAREHOLDERS WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders of Hercules and other interested parties may obtain, free of charge, copies of the Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and any other documents filed by the Committee with the SEC, at the SEC's Internet website at www.sec.gov. The Preliminary Proxy Statement and the Definitive Proxy Statement (when available) and these other documents may also be obtained free of charge by contacting Georgeson Shareholder Communications Inc., the firm assisting the Committee in the solicitation of proxies, toll-free at 1-866-288-2190.